UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2006 - December 31, 2006

Item 1: Reports to Shareholders

A N N U A L R E V I E W
Royce Capital Fund - Micro-Cap Portfolio Royce Capital Fund - Small-Cap Portfolio	AND R E P O R T T O S H A R E H O L D E R S 2006
TheRoyceFunds
www.roycefunds.com	VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

Charles M. Royce, President

During our security selection process,

we have historically focused on five

categories of risk: valuation,

business strategy, market, portfolio

and financial. Of these, financial

risk is probably the most important.

Small companies, by virtue of their

size, are generally more fragile than

large companies, which makes the

need for strong financial condition

paramount. But how do we evaluate

a company’s financial strength?

One of the most important steps

involves a careful scrutiny of the

balance sheet. This evaluation is as

much art as science, which is one way

of saying that the process entails a

number of subjective measures in

addition to more objective,

quantifiable ones. It is not simply the

numbers that tell the story, but one’s

interpretation of their significance.

Rather than concentrate primarily

on long-term debt, we search for

companies whose balance sheets

Continued on Page 4...

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           2006 ANNUAL REPORT TO SHAREHOLDERS

PERFORMANCE TABLE

AVERAGE ANNUAL TOTAL RETURNS December 31, 2006

FUND	July- Dec[2]	1-Year	3-Year	5-Year	10-Year

Royce Micro-Cap Portfolio[1]	8.70%	21.07%	15.44%	14.86%	17.39%

Royce Small-Cap Portfolio[1]	10.43	15.57	16.17	13.77	15.55

Russell 2000	9.38	18.37	13.56	11.39	9.44

[1] All performance, risk and expense information reflects Investment Class results. Shares of the Fund’s Service Class bear an annual distribution expense that is not borne by the Investment Class.
[2] Not annualized.

IMPORTANT PERFORMANCE AND RISK INFORMATION

All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Funds total returns do not reflect any deduction for the charges or expenses of the variable contracts or retirement plans investing in the Funds. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective prospectus). Please read the prospectus carefully before investing or sending money.

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2006, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2006 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future.

LETTER TO OUR SHAREHOLDERS

All Things Must Pass . . .

As one year fades into permanent night and a new one greets its first day, talk naturally turns to transitions. The movement from 2006 to 2007 offered far more than a change in calendars to mark the passage of one period to another: The political landscape shifted as Republicans gave way to Democrats; the Federal Reserve Board moved from raising interest rates to a neutral stance; a growing economy slowed; and the real estate bubble either burst or began to leak, depending on where you live. None of these events was surprising in and of itself. One lesson that the asset management business repeatedly teaches is that change is the only constant. And the stock market was hardly immune from its own significant movements in 2006—though it changed in ways that we did not anticipate. While we had been calling for lower returns throughout the market, the Russell 2000 and Dow Jones Industrial Average both reached new highs in December. This was the year’s biggest surprise for us, since some of the conditions for a slump or slowdown in stock prices—most critically a slower-growth economy—had been present throughout much of 2006. Although returns were high across all asset classes, we saw what appeared to be a shift in market leadership after the long-term period of dynamic outperformance for small-cap stocks relative to their larger peers.

     A possible shift in market leadership has admittedly been a bit of a preoccupation for us in our communications over the last couple of years. Yet 2006 ended without a clear sense of whether small- or large-cap stocks were leading the market into 2007. While

We want to make it clear that we do not see disaster or long-term difficulties ahead for our chosen asset class. However, the recent period of outperformance for small-cap, particularly small-cap value, is subject to the same realities of cyclicality that ensure a limited stay at the top for any investment class or style.

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show low leverage. We measure

leverage more broadly by looking at

the ratio of assets to stockholders’

equity. Using this method allows us

to note net changes in long- and

short-term debt, as well as in

accounts receivable. Items that can

have an adverse effect on a

company, such as higher-than-usual

levels of receivables or increasingly

bulging inventories, are not always

financed as long-term debt. This

type of examination paints what we

believe is a more complete picture.

Our general rule-of-thumb is to look

for a two-to-one ratio of assets to

stockholders’ equity for non-

financial companies. This represents

what we refer to as the company’s

“margin of safety.”

If a company is carrying too much

debt, it impedes its own ability to

meet the challenge of out-of-left-

field occurrences such as lawsuits

and overseas currency crises. A

conservatively capitalized company

can better weather these storms

because it has the necessary financial

reserves to do so, while a company

with too much debt on the balance

sheet runs a greater risk that stormy

weather will turn into a hurricane.

Continued on Page 6...

LETTER TO OUR SHAREHOLDERS

small-cap (as measured by the Russell 2000) did better for the calendar-year period and led during the dynamic rallies that opened and closed the year, large-cap (as measured by the S&P 500) led during the second half of the year and from the previous high in May 2006 through the end of the year. We had guessed that large-cap would have a firmer grip on market leadership before December bade farewell, though we were more on target regarding the shift in market leadership than we were in expecting lower returns. In any case, the strong absolute returns of 2006 were welcome, though surprising, news, especially as they benefited smaller companies (to say nothing of Royce-managed portfolios). We’ll gladly exchange that for another forecast being partially incorrect.

     The critical question for any investor is how best to deal with a new market-cycle phase that seems likely—to us, anyway—to be different from the last several years of strong returns and relative performance dominance for smaller stocks. We want to make it clear that we do not see disaster or long-term difficulties ahead for our chosen asset class. However, the recent period of outperformance for small-cap, particularly small-cap value, is subject to the same realities of cyclicality that ensure a limited stay at the top for any investment class or style. The last seven years were the reverse of the late ’90s, when large-cap stocks were enjoying a long period of relative outperformance and, within the small-cap universe, growth mostly outpaced value. Having noted that any market cycle contains a hidden expiration date, we remain optimistic about the prospects for small-cap stocks. Our security selection process does not divide the small-cap world into value and growth segments. More importantly, we currently see many companies that we regard as high-quality businesses that have not fully participated in the small-cap bull run. Our task remains what it has always been: to search throughout the small-cap world for what we think are great businesses trading at attractive stock prices.

It’s All Too Much
After finishing 2005 with nearly identical returns, the small-cap Russell 2000 took back sole possession of the relative outperformance crown in 2006. The small-cap index gained 18.4% versus 15.8% for the S&P 500 and 9.5% for the Nasdaq Composite. Putting aside its calendar-year relative underperformance, it was a terrific year for large-cap stocks. The lion’s share of small-cap’s performance edge in 2006 occurred during the first quarter, a period during which the Russell 2000 gained an

4 | THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS

impressive 13.9%, compared to a relatively paltry gain of 4.2% for the S&P 500. However, during the less dynamic second (-5.0% versus -1.4%) and third quarters (+0.4% versus +5.7%), the Russell 2000 decisively trailed the large-cap index. Third-quarter strength was also key to large-cap’s advantage over its small-cap counterparts during the second half of the year: from 6/30/06 through 12/31/06, the Russell 2000 was up 9.4% versus a gain of 12.7% for the large-cap index. Small-cap managed to outpace the S&P 500 during the dynamic fourth quarter (+8.9% versus +6.7%), though the fourth quarter saw the large-cap index finally show a positive performance on a total return basis from its peak established in March 2000. The S&P 500 also enjoyed its strongest calendar-year performance since 2003.

        Equally important from our perspective—because of the emphasis we put on down-market performance—was the fact that large-cap also finished ahead of small-cap from the earlier peak on 5/5/06 through 12/31/06, up 8.4% versus 1.6% for the Russell 2000. In our estimation, these stronger performances in the down and relatively flat periods of 2006 provide the most accurate barometer of the market’s subsequent near-term direction. We continue to believe that where investors go when stock prices fall is a telling indicator of nascent market leadership. Last January, we surmised that small-cap was apt to lead in any bullish period, while large-cap would lead in any bearish market environment. By the end of the second quarter, we felt differently. Issues with the economy and contracting worldwide liquidity had us convinced that large-cap was likely to capture leadership in an uptick as well as a downturn, and this reasoning proved sound until the rally that sparked the fourth quarter. What was most surprising about the upswing near the end of 2006 was the strength of more speculative issues within small-cap during a period in which we thought that investors would be looking for more safety and less risk. Micro-cap companies, as measured by the Russell Microcap index, posted significant gains in both the first (+14.1%) and fourth quarters (+10.3%) of 2006, something paralleled by some of our own portfolios with significant micro-cap exposure. Whether this late surge indicated ongoing small-cap strength remains to be seen.

Long, Long, Long It certainly seems that small-cap value has been leading its growth counterpart, as measured by the Russell 2000 Value and Russell 2000 Growth indices, for a long, long,

What was most surprising about the upswing near the end of 2006 was the strength of more speculative issues within small-cap during a period in which we thought that investors would be looking for more safety and less risk.

THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS | 5

LETTER TO OUR SHAREHOLDERS

We also view financially strong

companies as well-positioned to

grow. The assets of these companies

are derived more from retained

earnings than paid-in capital; i.e.,

they have the ability to foster

growth out of their own success as a

business.

The balance sheet and its

accompanying footnotes and

schedules also reveal companies

whose businesses are conservatively

managed: debts are written off early,

LIFO inventories are used that may

understate profits, and asset

ownership and depreciation are the

norm as opposed to leasing. Such

practices give us critical insight into

the way a company operates. The

presence or absence of such items

tells us something about

management and their goals for the

company.

Other factors are also important to

risk-focused investment managers

like us. We ask certain questions as

we study annual reports and

financial statements: What is the

schedule for bad debt provision? Is

the company massaging earnings in

the short-term via advertising or

Continued on Page 8...

long time. Two thousand six actually marked the third consecutive year of value’s outperformance and sixth out of the last seven. Unlike 2005, which saw a narrowing performance spread between small-cap value and growth, 2006 was a year in which value substantially outperformed growth within small-cap. The Russell 2000 Value index was up an impressive 23.5% for the calendar year, while the Russell 2000 Growth index posted a return of 13.4%, a respectable result on an absolute basis, but more than one thousand basis points behind its value sibling. This considerable advantage for small-cap value only widened its advantage over long-term time periods. The Russell 2000 Value index outgained the Russell 2000 Growth index for the one-, three-, five-, 10-, 15-, 20- and 25-year periods ended 12/31/06.

      One interesting sidebar to the recent performance dominance of small-cap value has been its strength during upswings. It’s generally expected that value will prove its mettle during flat or down market periods, and this was certainly the case during the short-lived downdrafts of 2006, as small-cap value bested growth in the second (-2.7% versus -7.3%) and third quarters (+2.6% versus -1.8%). Yet small-cap value was also competitive in the first-quarter rally (+13.5% versus +14.4%), and actually held a slight advantage over small-cap growth in the similarly dynamic fourth quarter (+9.0% versus +8.8%). So while down- and flat-market returns were key to outperformance in the calendar year, strong absolute results in short-term upticks also helped the Russell 2000 Value index hang on to its significant performance edge in 2006.

Dark Horse
As it relates to stock-market investing, quality is conventionally defined as a company’s ability to generate consistent growth in earnings and dividends over long-term time periods. It’s a definition that we agree with in large part. Some stock market observers, however, also hold that quality is the near-exclusive province of large-cap companies, mostly because their size and multiple lines of business are thought to make them less risky. By contrast, small-cap companies have traditionally been regarded as more volatile and speculative, and thus lacking the greater level of safety of their larger-cap cohorts. Here, of course, we part company with the conventional wisdom. We have always found quality companies in the small-cap world, and over the years have cultivated a pronounced preference for high-quality small-cap businesses.

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     Why is this significant now? We think that in the current economic and stock-market cycles, high-quality companies offer investors several advantages, especially when compared to lower-quality stocks. Economic growth has slowed, corporate profit growth has likely peaked, and global liquidity has shown signs of contracting. Traditionally, more modest economic growth, coupled with an erosion of excess global liquidity, has favored higher quality stocks, as money flows to safer investments. Although it may seem surprising in light of small-cap value’s recent results, many high-quality small-cap stocks look attractively undervalued to us in the current market climate. Moving the capitalization parameters beyond small-cap, quality still appears undervalued. According to the Merrill Lynch Quantitative Strategy Quality Indices, the highest quality stocks (those with “A+” ratings) had an average forward price to earnings ratio of 17 times 2007 earnings, while the lowest quality stocks (those with “C” or “D” ratings) traded at an average 42 times 2007 earnings at the end of December 2006 (See the chart above).

     We have always believed that smaller companies with sound fundamentals should deliver strong absolute returns over the long term, especially when purchased at attractively low prices (a critical element in our security selection process). Our quest for quality typically begins with an examination of a company’s historical returns. We examine a business’s returns over full market cycles, with close emphasis paid to seeing precisely how those returns were achieved. Another metric we examine with particular scrutiny is return on assets (ROA), defined as net income divided by assets. This ratio helps to reveal to us the first markings of a quality company. Of course, for most of our managers, a company’s balance sheet, record of success as a business and potential for a profitable future are also critically important. Our disciplined, bottom-up approach focuses on identifying companies that are generating strong (or improving) free cash flow and returns on capital. Our goal is to find quality companies that are trading at a discount to our estimate of their worth as a business.

We think that in the current economic and stock-market cycles, high-quality companies offer investors several advantages, especially when compared to lower-quality stocks.

THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS | 7

repair expenditures? Are there any

notices or indications of pending

litigation? We take an in-depth look

at the ratio of retained earnings to

total equity and capitalized items

such as development costs. All of

these factors may have a bearing on

a company’s—and by extension our

own—exposure to risk. We take

time to look back and compare

balance sheets (as well as the rest of

the financial statements) from

previous years because we are

interested in the history of a

company. We look for changes from

period to period that can tell us

about a company’s direction. If the

balance sheet takes a shape we like,

we want to understand how it

evolved to its current status.

The process of balance sheet analysis

is often time-consuming, seldom

exciting and certainly never

glamorous. It is critical, however, in

our search to find the kind of healthy

small-cap companies that have been

our mainstay for 30 years.

	LETTER TO OUR SHAREHOLDERS

			Percentage of Portfolio/Index
		Return on Assets	Included in ROA Calculation

	Royce Small-Cap Portfolio[1]	10.9	88%

	Russell 2000	5.9	71

	[1]Results are the asset-weighted average trailing 12-month ROA for the U.S.-traded non-financial common stocks in the Fund’s portfolio as of 12/31/06.

     We believe that our long-term records in Royce Capital Fund show that we have successfully identified growing businesses that are capable of both producing free cash and surviving potential difficulties in the stock market or the economy. For example, Royce Small-Cap Portfolio’s portfolio has significant equity investments in U.S.-traded, non-financial common stocks that have a weighted average return on assets (ROA) greater than such companies contained in the Russell 2000. (See the table above). While the Fund may suffer underperformance periods from time to time, our belief is that a turn to quality in the market would benefit companies with such metrics, especially over long-term, full-market cycles. They are the small-cap universe’s ‘dark horses,’ companies that have strong fundamentals, but so far may not have enjoyed the full benefits of small-cap’s extended run.

Here Comes The Sun

The beginning and end points of market cycles are always unpredictable, and the timing of any leadership change often looks arbitrary until well after it has been established. It’s also important to remember that the market’s moves do not always make sense, at least until other, related factors come to light with the passage of time. Small-cap has enjoyed an extraordinary run over the last seven years. However, as this long-term small-cap rally matures, the asset class may become increasingly vulnerable to a correction. We do not see the possibility of either a period of large-cap leadership or a potential small-cap correction as bad news for investors with a long-term outlook. While a downturn would cause pain in the short run for small-cap investors, it would also present ample purchase opportunities. We also think that many of the high-quality small-caps we already own would potentially thrive beyond the difficulties of a hopefully short-term correction. Although a widespread shift to quality would certainly benefit large-cap stocks—and would be consistent with our recent contention

8 | THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS

that large-cap is overdue for a stint of market leadership—we believe that it would also benefit stocks with high-quality characteristics throughout the market, including small- and micro-cap stocks. As the song says, “It’s all right.”

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2007

Although a widespread shift to quality would certainly benefit large-cap stocks—and would be consistent with our recent contention that large-cap is overdue for a stint of market leadership—we believe that it would also benefit stocks with high-quality characteristics throughout the market, including small- and micro-cap stocks.

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10 | ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO SHAREHOLDERS

TRUSTEES AND OFFICERS

All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

NAME AND POSITION:	Charles M. Royce, Trustee*, President
Age: 67	Number of Funds Overseen: 25
Tenure: Since 1982	Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”) (since October 2001), the Trust’s investment adviser.

NAME AND POSITION:	Mark R. Fetting, Trustee*
Age: 52	Number of Funds Overseen: 46
Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 21 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Senior Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce (since October 2001); Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

NAME AND POSITION:	Donald R. Dwight, Trustee
Age: 75	Number of Funds Overseen: 25
Tenure: Since 1998	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

NAME AND POSITION:	Richard M. Galkin, Trustee
Age: 68	Number of Funds Overseen: 25
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION:	Stephen L. Isaacs, Trustee
Age: 67	Number of Funds Overseen: 25
Tenure: Since 1989	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION:	William L. Koke, Trustee
Age: 72	Number of Funds Overseen: 25
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

NAME AND POSITION:	Arthur S. Mehlman, Trustee
Age: 64	Number of Funds Overseen: 46
Tenure: Since 2004	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 21 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

NAME AND POSITION:	David L. Meister, Trustee
Age: 67	Number of Funds Overseen: 25
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Chief Executive officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION:	G. Peter O’Brien, Trustee
Age: 61	Number of Funds Overseen: 46
Tenure: Since 2001	Non-Royce Directorships: Director / Trustee of registered investment companies constituting the 21 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

NAME AND POSITION:	John D. Diederich, Vice President and Treasurer
Age: 55
Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce (since March 2002); Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

NAME AND POSITION:	Jack E. Fockler, Jr., Vice President
Age: 48
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

NAME AND POSITION:	W. Whitney George, Vice President
Age: 48
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION:	Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 44
Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION:	John E. Denneen, Secretary and Chief Legal Officer
Age: 39
Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce (since March 2002); Secretary of The Royce Funds (from 1996 to 2001 and since April 2002); and Principal of Credit Suisse First Boston Private Equity (from 2001 to 2002).

NAME AND POSITION:	Lisa Curcio, Chief Compliance Officer
Age: 47
Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004); Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

*	Interested Trustee.

Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling 1-800-221-4268.

ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO SHAREHOLDERS | 11

ROYCE CAPITAL FUND—MICRO-CAP PORTFOLIO†

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06
Manager’s Discussion
Royce Capital Fund–Micro-Cap Portfolio (RCM) outpaced its benchmark index, the Russell 2000, with a gain of 21.1% versus 18.4% for the small-cap index in 2006. During the rallies of the first (+15.4% versus +13.9%) and fourth quarters (+11.1% versus +8.9%) that bookended 2006, the Fund was ahead of the Russell 2000. RCM also stayed ahead of its benchmark in the bearish second quarter (-3.5% versus -5.0%), before giving back some of its gain in the third (-2.1% versus +0.4%). We were pleased by the ability of many micro-cap companies to generate such strong results in a period characterized by a slowing economy and a declining dollar. Although not the ideal historical environment for micro-cap securities to thrive, micro-cap performance was boosted by vigorous merger-and-acquisition (M&A) and private equity activity.

      The Fund continued to enjoy strong long-term market cycle results on both an absolute and relative basis. RCM gained 198.2% versus a gain of 41.7% for the Russell 2000 from the previous small-cap market peak on 3/9/00 through 12/31/06. The Fund also posted an impressive gain of 162.7% (versus a gain of 153.5% for the Russell 2000) during the generally bullish period that began with the small-cap market trough on 10/9/02 through 12/31/06. Strong market cycle performances were key in helping the Fund to outperform the Russell 2000 for the one-, three-, five, 10-year and since inception (12/27/96) periods ended 12/31/06. RCM’s average annual total return since inception was 17.4%.

July - December 2006*	8.70%

One-Year	21.07

Three-Year	15.44

Five-Year	14.86

10-Year	17.39

Since Inception (12/27/96)	17.39
* Not annualized.

     The beneficial effect of increased activity on the M&A and private equity fronts was somewhat offset by the additional expense smaller companies have been incurring in the more highly regulated world ushered in by Sarbanes-Oxley. The host of new rules has generally resulted in significantly higher accounting and compliance costs that are borne most heavily by micro-cap businesses. This has created a greater urge to privatize as well as a more muted desire to go public among the smallest of small companies. Another factor in

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Year	RCM	Bioveris Corporation	$5,915,677

2006	21.1%	Western Silver Corporation	4,393,009

2005	11.6	CorVel Corporation	3,085,113

2004	13.9	Metallica Resources	2,902,461

2003	49.2	Harris Steel Group	2,790,123

2002	-12.9

2001	29.7

2000	18.6

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

†  All performance and risk information for RCM reflects Investment Class results. Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class.

1999	28.1

1998	4.1

1997	21.2

TOP 10 POSITIONS (% of Net Assets)

Exponent	1.3%

Harris Steel Group	1.2

Gammon Lake Resources	1.2

Novamerican Steel	0.9

Gulf Island Fabrication	0.9

Atlantic Tele-Network	0.9

Metal Management	0.8

Bioveris Corporation	0.8

Bruker BioSciences	0.8

Tesco Corporation	0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	17.2%

Health	14.3

Natural Resources	14.0

Industrial Products	10.2

Industrial Services	8.5

Consumer Services	6.1

Financial Intermediaries	5.1

Consumer Products	4.2

Financial Services	0.2

Miscellaneous	4.6

Cash and Cash Equivalents	15.6

12  |  ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

the contracting supply of micro-caps, which could be quickly reversed with a dramatic correction, has been the four-year bull market for the small-cap market as a whole. More and more micro-cap stocks have been migrating to the upper tier of small-cap as returns remain on the upswing. (Royce defines micro-caps as those companies with market caps less than $500 million.)

     The stock prices of many energy companies corrected throughout the market in the second half, while the Fund’s holdings in energy services and oil and gas as a group not only posted net gains for the year, but also marginally increased those gains in the second half. A late-year rebound in the share prices of many Fund holdings in the precious metals and mining industry also added to first-half net gains. Western Silver remained near the top for the calendar year. Its already-rising stock price took off when its acquisition by Glamis Gold (a stock we own in other Royce-managed portfolios) was announced in the spring of 2006. Another stellar first-half performer, this one outside Natural Resources, was Bioveris Corporation, which added to its already-strong performance in the second half. The company, which makes bioanalytical devices for various diagnostic applications, seemed to benefit from growing investor interest in its business. We reduced our position throughout the second half of the year. The election of a Democratic Congress and that party’s labor-union-friendly reputation seemed to give a major shot to the stock price of CorVel Corporation, which provides workmen’s compensation services and benefits. We reduced our position in November.
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$303 million

			Weighted Average P/E Ratio		16.0x*

			Weighted Average P/B Ratio		1.9x

			Weighted Average Yield		0.5%

			Fund Net Assets		$563 million

			Turnover Rate		41%

		Net losses at the individual company level were relatively modest, however disappointing. Multi-business holding company BB Holdings spun off a subsidiary that trades in the U.S., but the prospect of its own domestic de-listing sent investors fleeing. Its stock continues to trade in London, and we added to our stake between April and June. We also built our position in DNA testing firm, Orchid Cellmark, in the hope that new management could help the firm to survive recent accounting woes and net losses.	Number of Holdings		219
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss
			Symbol
BB Holdings	$2,187,844		(Investment Class)		RCMCX
			(Service Class)		RCMSX
Orchid Cellmark	1,565,767		* Excludes 26% of portfolio holdings with zero or negative earnings as of 12/31/06.

Total Energy Services Trust	1,434,471		RISK/RETURN COMPARISON Five-Year Period Ended 12/31/06

Steel Technologies	1,310,780			Average Annual Total Return	Standard Deviation	Return Efficiency*

Dusa Pharmaceuticals	1,292,862		RCM	14.86%	16.78	0.89

			Russell 2000	11.39	17.16	0.66
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO SHAREHOLDERS  |  13

ROYCE CAPITAL FUND—SMALL-CAP PORTFOLIO†

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/06
Manager’s Discussion
Royce Capital Fund—Small-Cap Portfolio (RCS) gained 15.6% in 2006, lagging its small-cap benchmark, the Russell 2000, which was up 18.4% for the same period. Unfortunately for a value-oriented portfolio such as RCS, it lost the most ground to the small-cap index during the bearish period of the second quarter (in which it was down 6.3% compared to a loss of 5.0% for the Russell 2000) and the mostly flat third quarter, when the Fund declined 0.2% and the Russell was up 0.4%. In the first- and fourth-quarter rallies, the Fund fared better on a relative basis. RCS was behind the Russell 2000 in the first quarter (+11.7% versus +13.9%), while it was ahead of its benchmark in the fourth-quarter rally that concluded 2006, with a gain of 10.7% versus 8.9% for the Russell 2000. The Fund’s second half performance was strong, and RCS outgained the Russell 2000, up 10.4% versus 9.4% for the small-cap index.

      However, calendar-year relative underperformance did little to hurt RCS’s strong results over recent market cycle and other long-term periods. The Fund gained an impressive 194.6% versus a gain of 41.7% for the Russell 2000 from the previous small-cap market peak on 3/9/00 through 12/31/06. In the more bullish phase that began with the small-cap market trough on 10/9/02 through 12/31/06, RCS was up 163.4% versus a return of 153.5% for its small-cap benchmark. These market cycle results were critical to RCS’s outperformance of the Russell 2000 for the three-, five-, 10-year and since inception (12/27/96) periods ended 12/31/06. The Fund’s average annual total return since inception was 15.7%.

July - December 2006*	10.43%

One-Year	15.57

Three-Year	16.17

Five-Year	13.77

10-Year	15.55

Since Inception (12/27/96)	15.65
* Not annualized.

     Each of the Fund’s sectors posted net gains in 2006, with Technology, Industrial Products, Consumer Services and Natural Resources leading on a dollar basis. Net losses at the individual company level were generally modest. During April, July and August, we chose to take our losses and move away from Sigmatel, which designs and manufactures mixed-signal multimedia semiconductors. The firm

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2006 Net Realized and Unrealized Gain

Year	RCS	Agnico-Eagle Mines	$2,255,400

2006	15.6%	NETGEAR	2,052,215

2005	8.6	CNS	1,691,020

2004	25.0	TETRA Technologies	1,675,015

2003	41.1	Metal Management	1,454,128

2002	-13.8

2001	21.0

2000	33.3

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

†  All performance and risk information for RCS reflects Investment Class results. Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class.

1999	8.2

1998	8.9

1997	17.1

TOP 10 POSITIONS (% of Net Assets)

RC2 Corporation	2.2%

NETGEAR	2.0

Unit Corporation	2.0

Florida Rock Industries	1.9

K-Swiss Cl. A	1.7

Agnico-Eagle Mines	1.6

Simpson Manufacturing	1.5

eFunds Corporation	1.5

LECG Corporation	1.5

Nu-Skin Enterprises Cl. A	1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	16.6%

Consumer Services	14.5

Industrial Products	13.8

Natural Resources	12.2

Consumer Products	11.3

Industrial Services	7.1

Health	3.6

Financial Intermediaries	3.3

Financial Services	1.5

Miscellaneous	4.5

Cash and Cash Equivalents	11.6

14 | ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO SHAREHOLDERS

Performance and Portfolio Review

struggled to overcome the effects of a precipitous drop in sales for the first quarter that sent its stock price into a tailspin. We saw other opportunities and thus sold our shares. In August, we also sold our position in Catapult Communications, because our confidence in its telecommunications software business slackened. MAXIMUS provides consulting, as well as systems and operations management, government agencies and private-sector clients. Its price plummeted in the wake of a now-settled lawsuit and a problematic contract. We had our own uncertainty about its ability to rebound and began to reduce our position in June.

     We had success with Agnico-Eagle Mines, a conservatively capitalized firm with a growing business in an industry whose long-term prospects still looked promising to us. NETGEAR posted an impressive performance in 2006. The company is a leading manufacturer of wireless Internet routers and other net-related products. We began to build our stake late in 2005 and continued to buy through the late summer of 2006. Many tech firms that are viewed as product or commodity based are often regarded as less promising than those that possess proprietary technology and/or intellectual property. We, on the other hand, saw an attractively priced business that had earned its reputation as an innovator in its industry. We were also drawn to its strong balance sheet and record of success. Its stock price began to climb in the fall, which led us to start selling shares in mid-September. In October, the share price of consumer healthcare products maker CNS rose twenty-nine percent on news of its acquisition by a large
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$990 million

			Weighted Average P/E Ratio		15.8x

			Weighted Average P/B Ratio		2.3x

			Weighted Average Yield		0.6%

			Fund Net Assets		$274 million

			Turnover Rate		54%

		pharmaceutical company, which led us to sell what remained of our position in November. The stock price of another top performer, energy services and chemical company TETRA Technologies, soared in the first half on news of two consecutive quarters of record earnings. While the firm continued to show impressive earnings growth in the third quarter, its stock price cooled off, though not enough to keep it out of the winning circle for 2006.	Number of Holdings		97
GOOD IDEAS AT THE TIME 2006 Net Realized and Unrealized Loss
			Symbol
Sigmatel	$1,626,268		(Investment Class)		RCPFX
			(Service Class)		RCSSX
Catapult Communications	1,001,512

MAXIMUS	989,944		RISK/RETURN COMPARISON Five-Year Period Ended 12/31/06

U.S. Physical Therapy	894,998			Average Annual Total Return	Standard Deviation	Return Efficiency*

Westwood One	657,048		RCS	13.77%	15.73	0.88

			Russell 2000	11.39	17.16	0.66
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO SHAREHOLDERS  |  15

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION

     The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2006, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2006 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future.
     The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite and S&P 500 are unmanaged indices of domestic common stocks. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
     The Funds invest primarily in securities of mid-, small- and/or micro-cap companies, that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling 1-800-221-4268, or by visiting www.roycefunds.com. All publicly released material information is always disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
     This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

     This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

16 | ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO SHAREHOLDERS

SCHEDULES OF INVESTMENTS	DECEMBER 31, 2006

Royce Capital Fund – Micro-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 84.4%

Consumer Products – 4.2%
Apparel and Shoes - 2.2%
†LaCrosse Footwear [a]	179,608	$2,383,398
Jos. A. Bank Clothiers [a,b]	107,900	3,166,865
†Shoe Pavilion [a,b]	281,700	2,070,495
Stride Rite	197,600	2,979,808
†True Religion Apparel [a,b]	125,000	1,913,750

		12,514,316

Food/Beverage/Tobacco - 0.5%
Boston Beer Cl. A [a,b]	34,400	1,237,712
Monterey Gourmet Foods [a,b]	322,200	1,408,014

		2,645,726

Sports and Recreation - 0.9%
Arctic Cat	73,000	1,284,070
†Sturm, Ruger & Company [a,b]	392,000	3,763,200

		5,047,270

Other Consumer Products - 0.6%
RC2 Corporation [a,b]	74,800	3,291,200

Total (Cost $17,736,985)		23,498,512

Consumer Services – 6.1%
Direct Marketing - 0.2%
†Dover Saddlery [a,b]	118,065	1,011,817

Leisure and Entertainment - 1.8%
†FortuNet [a,b]	121,100	1,225,532
4Kids Entertainment [a,b]	123,000	2,241,060
Multimedia Games [a,b]	208,700	2,003,520
New Frontier Media [a]	310,900	2,987,749
Progressive Gaming International [a]	182,100	1,651,647

		10,109,508

Restaurants and Lodgings - 0.5%
Benihana Cl. A [a,b]	65,045	1,996,881
California Pizza Kitchen [a,b]	29,900	995,969

		2,992,850

Retail Stores - 2.3%
A.C. Moore Arts & Crafts [a,b]	205,500	4,453,185
Buckle (The)	52,900	2,689,965
Cache [a,b]	116,700	2,945,508
Cato Corporation Cl. A	124,500	2,852,295

		12,940,953

Other Consumer Services - 1.3%
†Capella Education [a,b]	44,100	1,069,425
Collectors Universe [b]	195,807	2,623,814
†Lincoln Educational Services [a,b]	139,404	1,880,560
Renaissance Learning	93,500	1,657,755

		7,231,554

Total (Cost $25,882,164)		34,286,682

Financial Intermediaries – 5.1%
Banking - 1.8%
Bancorp (The) [a,b]	86,525	2,561,140
Canadian Western Bank	75,400	3,412,607
†Endeavour Mining Capital	631,900	3,847,267

		9,821,014

Insurance - 2.7%
American Safety Insurance Holdings [a,b]	149,200	2,767,660
Argonaut Group [a,b]	108,000	3,764,880
	SHARES	VALUE
NYMAGIC	89,900	$3,290,340
Navigators Group [a,b]	56,300	2,712,534
United Fire & Casualty	78,630	2,771,708

		15,307,122

Securities Brokers - 0.6%
†Cowen Group [a,b]	166,900	3,529,935

Total (Cost $16,445,330)		28,658,071

Financial Services – 0.2%
Investment Management - 0.2%
ADDENDA Capital	69,500	1,395,185

Total (Cost $1,579,396)		1,395,185

Health – 14.3%
Drugs and Biotech - 6.0%
Barrier Therapeutics [a,b]	168,500	1,270,490
Cell Genesys [a]	285,500	967,845
Cerus Corporation [a,b]	275,000	1,611,500
Compugen [a]	162,900	421,911
Dendreon Corporation [a,b]	279,800	1,166,766
DUSA Pharmaceuticals [a,b]	462,649	1,989,391
Dyax Corporation [a,b]	511,116	1,548,681
†Halozyme Therapeutics [a,b]	529,300	4,260,865
†Idenix Pharmaceuticals [a,b]	94,400	820,336
Infinity Pharmaceuticals [a,b]	116,925	1,455,716
Lexicon Genetics [a,b]	612,600	2,211,486
Maxygen [a,b]	183,000	1,970,910
Myriad Genetics [a,b]	72,400	2,266,120
Neogen Corporation [a,b]	116,700	2,590,740
†NUCRYST Pharmaceuticals [a,b]	127,900	607,525
Orchid Cellmark [a,b]	1,248,200	3,869,420
VIVUS [a]	404,300	1,463,566
Zila [a,b]	1,219,500	3,097,530

		33,590,798

Health Services - 1.5%
Bio-Imaging Technologies [a,b]	310,823	2,505,233
Hooper Holmes [a,b]	585,700	1,938,667
Horizon Health [a,b]	114,000	2,230,980
U.S. Physical Therapy [a,b]	136,400	1,670,900

		8,345,780

Medical Products and Devices - 6.5%
Adeza Biomedical [a,b]	121,100	1,805,601
†Anika Therapeutics [a,b]	123,252	1,635,554
Bioveris Corporation [a]	346,268	4,750,797
Bruker BioSciences [a]	632,143	4,747,394
Caliper Life Sciences [a,b]	311,000	1,778,920
†Candela Corporation [a,b]	114,300	1,413,891
Exactech [a,b]	149,000	2,120,270
Langer [a]	460,300	2,112,777
Merit Medical Systems [a,b]	113,600	1,799,424
†Minrad International [a,b]	293,400	1,601,964
NMT Medical [a,b]	153,700	2,079,561
Possis Medical [a,b]	156,200	2,105,576
Shamir Optical Industry [a,b]	145,700	1,238,450
†Syneron Medical [a,b]	73,900	2,004,907
Synovis Life Technologies [a,b]	94,600	941,270
†Thermage [a,b]	222,200	1,553,178
Young Innovations	81,100	2,700,630

		36,390,164

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO STOCKHOLDERS | 17

SCHEDULES OF INVESTMENTS

Royce Capital Fund – Micro-Cap Portfolio (continued)

	SHARES	VALUE
Health (continued)
Personal Care - 0.3%
Nutraceutical International [a]	129,500	$1,982,645

Total (Cost $72,904,822)		80,309,387

Industrial Products – 10.2%
Automotive - 0.5%
Aftermarket Technology [a,b]	108,900	2,317,392
Wescast Industries Cl. A	64,100	623,878

		2,941,270

Building Systems and Components - 2.2%
AAON	144,550	3,798,774
Drew Industries [a,b]	160,600	4,177,206
†Flanders Corporation [a,b]	101,100	1,000,890
LSI Industries	158,250	3,141,262

		12,118,132

Industrial Components - 0.6%
Powell Industries [a]	108,600	3,428,502

Machinery - 0.9%
†Eagle Test Systems [a,b]	147,700	2,153,466
Key Technology [a,b]	153,200	2,296,468
Tennant Company	17,900	519,100

		4,969,034

Metal Fabrication and Distribution - 4.3%
Harris Steel Group	188,000	7,011,208
Metal Management	125,600	4,753,960
Novamerican Steel [a]	144,400	5,270,600
Olympic Steel	177,500	3,945,825
Steel Technologies	174,200	3,057,210

		24,038,803

Specialty Chemicals and Materials - 0.3%
Hawkins	123,300	1,763,190

Other Industrial Products - 1.4%
Color Kinetics [a,b]	79,900	1,705,865
Distributed Energy Systems [a]	539,600	1,942,560
Electro Rent [a]	95,100	1,588,170
Peerless Manufacturing [a,b]	77,300	1,907,764
Quixote Corporation	44,700	879,249

		8,023,608

Total (Cost $43,810,497)		57,282,539

Industrial Services – 8.5%
Commercial Services - 1.9%
BB Holdings [a]	693,924	2,004,088
CorVel Corporation [a,b]	49,725	2,365,418
†GP Strategies [a]	300,200	2,491,660
†Intersections [a,b]	48,039	507,292
LECG Corporation [a,b]	120,700	2,230,536
†Willdan Group [a,b]	142,300	1,423,000

		11,021,994

Engineering and Construction - 2.5%
Cavco Industries [a,b]	119,281	4,179,606
Exponent [a,b]	382,200	7,131,852
†Sterling Construction [a,b]	126,600	2,754,816

		14,066,274

Food and Tobacco Processors - 0.9%
Omega Protein [a,b]	297,300	2,298,129
Zapata Corporation [a]	369,300	2,585,100

		4,883,229

	SHARES	VALUE
Printing - 1.2%
CSS Industries	59,000	$2,086,830
Courier Corporation	66,918	2,607,794
Ennis	81,500	1,993,490

		6,688,114

Transportation and Logistics - 2.0%
Marten Transport [a,b]	154,949	2,840,215
Patriot Transportation Holding [a,b]	48,900	4,565,304
Vitran Corporation Cl. A [a]	210,550	3,657,254

		11,062,773

Total (Cost $37,803,585)		47,722,384

Natural Resources – 14.0%
Energy Services - 4.3%
Dawson Geophysical [a,b]	86,000	3,132,980
Gulf Island Fabrication	140,300	5,177,070
Input/Output [a]	258,800	3,527,444
RPC	94,275	1,591,362
TGC Industries [a]	298,275	2,505,510
Tesco Corporation [a]	259,600	4,587,132
Total Energy Services Trust	357,300	3,658,330

		24,179,828

Oil and Gas - 2.5%
†EV Energy Partner L.P. [a,b]	95,000	2,226,800
Edge Petroleum [a,b]	92,600	1,689,024
Exploration Company of Delaware [a,b]	90,000	1,200,600
Particle Drilling Technologies [a,b]	292,200	1,250,616
PetroCorp [a,c]	163,200	0
Pioneer Drilling [a]	152,500	2,025,200
Savanna Energy Services [a]	166,084	2,697,450
†Superior Energy Services [a,b]	49,720	1,624,850
†Superior Well Services [a,b]	50,800	1,298,448

		14,012,988

Precious Metals and Mining - 7.2%
African Platinum [a]	3,815,300	2,614,626
Alamos Gold [a]	379,200	3,141,167
Eldorado Gold [a,b]	400,000	2,160,000
†Endeavour Silver [a]	298,100	1,157,993
Entree Gold [a,b]	988,700	1,532,485
Etruscan Resources [a]	366,000	1,198,920
†First Majestic Silver [a,b]	691,900	2,936,933
Gammon Lake Resources [a,b]	426,947	6,954,967
Hecla Mining [a,b]	320,500	2,455,030
Kingsgate Consolidated	822,775	2,727,722
Metallica Resources [a,b]	1,018,500	4,033,260
Miramar Mining [a]	338,000	1,527,760
North Atlantic Resources [a]	100,000	145,779
Northern Orion Resources [a]	976,800	3,575,088
Spur Ventures [a]	1,042,270	527,324
†U.S. Gold [a,b]	437,200	2,207,860
†Vista Gold [a,b]	115,000	992,450
†Western Copper [a,b]	681,600	701,385

		40,590,749

Total (Cost $49,553,294)		78,783,565

Technology – 17.2%
Aerospace and Defense - 1.6%
Axsys Technologies [a,b]	148,600	2,610,902
Ducommun [a]	122,900	2,811,952

18 | ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE
Technology (continued)
Aerospace and Defense (continued)
Integral Systems	82,200	$1,904,574
TVI Corporation [a,b]	647,990	1,522,777

		8,850,205

Components and Systems - 2.3%
Digi International [a,b]	209,400	2,887,626
Excel Technology [a]	59,500	1,522,605
OSI Systems [a]	72,300	1,513,239
Perceptron [a]	147,600	1,250,172
Performance Technologies [a]	369,000	2,210,310
TTM Technologies [a,b]	315,100	3,570,083

		12,954,035

Internet Software and Services - 2.8%
Answers Corporation [a,b]	144,100	1,929,499
CryptoLogic	151,700	3,519,440
EDGAR Online [a,b]	292,000	1,022,000
Inforte Corporation [a]	396,000	1,481,040
Jupitermedia Corporation [a,b]	310,207	2,456,839
Packeteer [a,b]	217,300	2,955,280
SupportSoft [a,b]	392,600	2,151,448

		15,515,546

IT Services - 1.4%
†Cogent Communications Group [a,b]	217,350	3,525,417
†Entrust [a,b]	471,600	2,013,732
†MAXIMUS	85,000	2,616,300

		8,155,449

Semiconductors and Equipment - 4.1%
Advanced Energy Industries [a,b]	160,100	3,021,087
Cascade Microtech [a,b]	141,800	1,857,580
CEVA [a]	353,600	2,287,792
†Ikanos Communications [a,b]	148,100	1,286,989
Integrated Silicon Solution [a,b]	223,700	1,286,275
MIPS Technologies [a,b]	157,400	1,306,420
†NetList [a,b]	96,500	937,980
†Nextest Systems [a,b]	205,900	2,320,493
PDF Solutions [a,b]	116,200	1,679,090
QuickLogic Corporation [a,b]	247,800	735,966
Semitool [a,b]	253,500	3,374,085
Staktek Holdings [a,b]	532,300	2,741,345

		22,835,102

Software - 2.3%
Descartes Systems Group (The) [a]	240,000	885,600
Fundtech [a,b]	128,100	1,396,290
iPass [a,b]	430,500	2,531,340
Moldflow Corporation [a]	90,500	1,257,045
†NetScout Systems [a,b]	261,800	2,172,940
†Pervasive Software [a,b]	247,105	892,049
PLATO Learning [a,b]	434,658	2,351,500
Unica Corporation [a,b]	125,700	1,627,815

		13,114,579

Telecommunications - 2.7%
Anaren [a,b]	104,500	1,855,920
Atlantic Tele-Network	168,250	4,929,725
Catapult Communications [a,b]	126,900	1,139,562
Essex Corporation [a,b]	70,600	1,688,046
Globecomm Systems [a]	196,600	1,732,046
†Hurray! Holding Company ADR [a,b]	204,800	1,269,760
	SHARES	VALUE

KVH Industries [a,b]	138,900	$1,473,729
PC-Tel [a]	125,000	1,168,750

		15,257,538

Total (Cost $80,387,409)		96,682,454

Miscellaneous [d] – 4.6%
Total (Cost $23,399,279)		25,936,813

TOTAL COMMON STOCKS
(Cost $369,502,761)		474,555,592

REPURCHASE AGREEMENTS – 15.5%
State Street Bank & Trust Company,
5.10% dated 12/29/06, due 1/2/07,
maturity value $32,352,323 (collateralized
by obligations of various U.S. Government
Agencies, valued at $33,145,238)
(Cost $32,334,000)		32,334,000

Lehman Brothers (Tri-Party),
5.15% dated 12/29/06, due 1/3/07,
maturity value $55,039,340 (collateralized
by obligations of various U.S. Government
Agencies, valued at $56,132,982)
(Cost $55,000,000)		55,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $87,334,000)		87,334,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 17.0%
U.S. Treasury Bonds
5.25%-8.50% due 8/15/19-11/15/28	$325,840	330,653
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-5.25%)		95,400,583

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $95,731,236)		95,731,236

TOTAL INVESTMENTS – 116.9%
(Cost $552,567,997)		657,620,828

LIABILITIES LESS CASH
AND OTHER ASSETS – (16.9)%		(95,102,349)

NET ASSETS – 100.0%		$562,518,479

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO STOCKHOLDERS | 19

SCHEDULES OF INVESTMENTS

Royce Capital Fund – Small-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 88.4%

Consumer Products – 11.3%
Apparel and Shoes - 4.5%
Kenneth Cole Productions Cl. A	51,900	$1,245,081
Cutter & Buck	259,449	2,794,266
K-Swiss Cl. A	150,000	4,611,000
Stride Rite	247,800	3,736,824
Timberland Company Cl. A [a]	600	18,948

		12,406,119

Home Furnishing and Appliances - 2.8%
American Woodmark	43,350	1,814,197
Ethan Allen Interiors	94,100	3,397,951
Stanley Furniture	113,900	2,443,155

		7,655,303

Sports and Recreation - 1.8%
Thor Industries	67,400	2,964,926
Winnebago Industries	62,400	2,053,584

		5,018,510

Other Consumer Products - 2.2%
RC2 Corporation [a]	134,220	5,905,680

Total (Cost $27,000,683)		30,985,612

Consumer Services – 14.5%
Direct Marketing - 1.5%
Nu Skin Enterprises Cl. A	220,300	4,016,069

Leisure and Entertainment - 1.3%
†International Speedway Cl. A	70,300	3,588,112

Media and Broadcasting - 1.1%
†Westwood One	437,100	3,085,926

Restaurants and Lodgings - 2.4%
Applebee’s International	148,700	3,668,429
CEC Entertainment [a]	69,600	2,801,400

		6,469,829

Retail Stores - 8.2%
BJ’s Wholesale Club [a]	101,800	3,166,998
Buckle (The)	75,600	3,844,260
Cato Corporation Cl. A	118,100	2,705,671
Claire’s Stores	96,700	3,204,638
†Deb Shops	86,400	2,280,960
†Finish Line (The) Cl. A	228,300	3,260,124
†Pacific Sunwear of California [a]	89,200	1,746,536
†Weis Markets	56,600	2,270,226

		22,479,413

Total (Cost $36,387,448)		39,639,349

Financial Intermediaries – 3.3%
Insurance - 2.1%
Assured Guaranty	103,500	2,753,100
ProAssurance Corporation [a]	14,100	703,872
†Security Capital Assurance	84,700	2,357,201

		5,814,173

Securities Brokers - 1.2%
†Knight Capital Group Cl. A [a]	168,000	3,220,560

Total (Cost $6,983,411)		9,034,733

	SHARES	VALUE
Financial Services – 1.5%
Information and Processing - 1.5%
eFunds Corporation [a]	148,800	$4,092,000

Total (Cost $2,197,708)		4,092,000

Health – 3.6%
Health Services - 1.4%
Horizon Health [a]	99,400	1,945,258
U.S. Physical Therapy [a]	152,200	1,864,450

		3,809,708

Medical Products and Devices - 0.2%
Vital Signs	10,400	519,168

Personal Care - 2.0%
Inter Parfums	162,000	3,108,780
Nutraceutical International [a]	169,104	2,588,982

		5,697,762

Total (Cost $9,189,647)		10,026,638

Industrial Products – 13.8%
Building Systems and Components - 2.5%
Drew Industries [a]	112,000	2,913,120
Simpson Manufacturing	129,500	4,098,675

		7,011,795

Construction Materials - 1.9%
Florida Rock Industries	119,500	5,144,475

Machinery - 5.5%
†Eagle Test Systems [a]	195,369	2,848,480
Graco	53,500	2,119,670
Lincoln Electric Holdings	50,500	3,051,210
Rofin-Sinar Technologies [a]	61,000	3,688,060
Woodward Governor	84,100	3,339,611

		15,047,031

Metal Fabrication and Distribution - 2.7%
†Chaparral Steel	78,514	3,475,815
Metal Management	103,800	3,928,830

		7,404,645

Specialty Chemicals and Materials - 1.2%
†Westlake Chemical	103,800	3,257,244

Total (Cost $28,854,933)		37,865,190

Industrial Services – 7.1%
Commercial Services - 6.3%
†Barrett Business Services	67,738	1,586,424
†Heidrick & Struggles International [a]	89,600	3,795,456
Korn/Ferry International [a]	165,100	3,790,696
†Labor Ready [a]	109,600	2,008,968
LECG Corporation [a]	219,100	4,048,968
SM&A [a]	357,700	2,074,660

		17,305,172

Transportation and Logistics - 0.8%
†Arkansas Best	64,300	2,314,800

Total (Cost $18,920,627)		19,619,972

Natural Resources – 12.2%
Energy Services - 3.1%
Ensign Energy Services	125,400	1,977,538
Oil States International [a]	91,500	2,949,045

20 | ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO STOCKHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2006

	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Patterson-UTI Energy	35,400	$822,342
RPC	171,900	2,901,672

		8,650,597

Oil and Gas - 6.4%
Cimarex Energy	58,518	2,135,907
†Edge Petroleum [a]	148,300	2,704,992
†Mariner Energy [a]	154,000	3,018,400
St. Mary Land & Exploration	98,800	3,639,792
Superior Well Services [a]	19,420	496,375
Unit Corporation [a]	112,600	5,455,470

		17,450,936

Precious Metals and Mining - 2.7%
Agnico-Eagle Mines	105,000	4,330,200
Pan American Silver [a]	118,200	2,975,094

		7,305,294

Total (Cost $24,507,466)		33,406,827

Technology – 16.6%
Components and Systems - 3.0%
Digi International [a]	210,900	2,908,311
†Palm [a]	120,800	1,702,072
Rimage Corporation [a]	85,497	2,222,922
Tektronix	52,000	1,516,840

		8,350,145

Distribution - 0.6%
†Insight Enterprises [a]	82,800	1,562,436

IT Services - 2.0%
MAXIMUS	55,500	1,708,290
Perot Systems Cl. A [a]	227,500	3,728,725

		5,437,015

Semiconductors and Equipment - 4.2%
†Cirrus Logic [a]	294,818	2,028,348
Entegris [a]	266,900	2,887,858
Fairchild Semiconductor International [a]	101,200	1,701,172
IXYS Corporation [a]	107,300	954,970
Semitool [a]	292,250	3,889,847

		11,462,195

	SHARES	VALUE
Software - 2.5%
iPass [a]	460,972	$2,710,515
ManTech International Cl. A [a]	91,600	3,373,628
Pervasive Software [a]	219,172	791,211

		6,875,354

Telecommunications - 4.3%
Foundry Networks [a]	216,200	3,238,676
NETGEAR [a]	208,400	5,470,500
Premiere Global Services [a]	330,200	3,117,088

		11,826,264

Total (Cost $37,729,503)		45,513,409

Miscellaneous [d] – 4.5%
Total (Cost $11,011,052)		12,304,890

TOTAL COMMON STOCKS
(Cost $202,782,478)		242,488,620

REPURCHASE AGREEMENT – 12.0%
State Street Bank & Trust Company,
5.10% dated 12/29/06, due 1/2/07,
maturity value $32,850,605 (collateralized
by obligations of various U.S. Government
Agencies, valued at $33,655,994)
(Cost $32,832,000)		32,832,000

TOTAL INVESTMENTS – 100.4%
(Cost $235,614,478)		275,320,620

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.4)%		(1,128,970)

NET ASSETS – 100.0%		$274,191,650

[a]	Non-income producing.
[b]	All or a portion of these securities were on loan at December 31, 2006.
[c]	A security for which market quotations are no longer readily available represents 0.0% of net assets for Royce Micro-Cap Portfolio. This security has been valued at its fair value under procedures established by the Fund’s Board of Trustees.
[d]	Includes securities first acquired in 2006 and less than 1% of net assets (unaudited).
†	New additions in 2006 (unaudited).
Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2006 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO STOCKHOLDERS | 21

STATEMENTS OF ASSETS AND LIABILITIES	DECEMBER 31, 2006

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

ASSETS:
Investments at value (including collateral on loaned securities)*	$570,286,828	$242,488,620
Repurchase agreements (at cost and value)	87,334,000	32,832,000
Cash	41,551	490
Receivable for investments sold	640,929	976,122
Receivable for capital shares sold	826,662	85,550
Receivable for dividends and interest	410,751	377,808
Prepaid expenses and other assets	9,217	4,564

Total Assets	659,549,938	276,765,154

LIABILITIES:
Payable for collateral on loaned securities	95,731,236	–
Payable for investments purchased	237,201	935,479
Payable for capital shares redeemed	368,289	1,340,689
Payable for investment advisory fees	588,073	228,321
Accrued expenses	106,660	69,015

Total Liabilities	97,031,459	2,573,504

Net Assets	$562,518,479	$274,191,650

ANALYSIS OF NET ASSETS:
Paid-in capital	$402,813,010	$218,483,076
Undistributed net investment income (loss)	1,205,361	179,830
Accumulated net realized gain (loss) on investments and foreign currency	53,447,659	15,822,658
Net unrealized appreciation (depreciation) on investments and foreign currency	105,052,449	39,706,086

Net Assets	$562,518,479	$274,191,650

Investment Class	$561,256,665	$274,088,756
Service Class	$1,261,814	$102,894

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	38,973,836	25,677,390
Service Class	87,691	9,648

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding) (offering and redemption price per share)
Investment Class	$14.40	$10.67
Service Class	$14.39	$10.67

*Investments at identified cost	$465,233,997	$202,782,478

Market value of loaned securities	$92,302,092	$–

22 | ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Micro-Cap Portfolio		Small-Cap Portfolio

	Year ended	Year ended	Year ended	Year ended
	12/31/06	12/31/05	12/31/06	12/31/05

INVESTMENT OPERATIONS:
Net investment income (loss)	$(438,651)	$(1,775,813)	$180,298	$160,086
Net realized gain (loss) on investments and foreign currency	61,308,861	28,956,930	15,832,811	11,965,241
Net change in unrealized appreciation (depreciation) on investments and foreign currency	27,296,223	12,203,221	16,638,306	726,771

Net increase (decrease) in net assets from investment operations	88,166,433	39,384,338	32,651,415	12,852,098

DISTRIBUTIONS:
Net investment income
Investment Class	(947,018)	(1,950,328)	(160,670)	–
Service Class	(1,059)		–
Net realized gain on investments and foreign currency
Investment Class	(28,847,326)	(5,892,672)	(11,959,081)	(1,915,818)
Service Class	(35,126)		(4,597)

Total distributions	(29,830,529)	(7,843,000)	(12,124,348)	(1,915,818)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	168,827,134	66,452,688	99,650,121	76,001,944
Service Class	1,242,229		100,000
Distributions reinvested
Investment Class	29,794,340	7,842,998	12,119,749	1,915,817
Service Class	36,184		4,596
Value of shares redeemed
Investment Class	(79,785,472)	(67,266,801)	(45,248,435)	(12,726,716)
Service Class	(1,273)		–

Net increase (decrease) in net assets from capital share transactions	120,113,142	7,028,885	66,626,031	65,191,045

NET INCREASE (DECREASE) IN NET ASSETS	178,449,046	38,570,223	87,153,098	76,127,325
NET ASSETS:
Beginning of period	384,069,433	345,499,210	187,038,552	110,911,227

End of period	$562,518,479	$384,069,433	$274,191,650	$187,038,552

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$1,205,361	$(5,081,255)	$179,830	$160,251

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO SHAREHOLDERS | 23

STATEMENTS OF OPERATIONS	YEAR ENDED DECEMBER 31, 2006

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

INVESTMENT INCOME:
Income:
Dividends	$1,833,977	$1,738,862
Interest	3,803,186	1,000,729
Securities lending	266,970	–

Total income	5,904,133	2,739,591

Expenses:
Investment advisory fees	6,029,721	2,378,928
Distribution fees	321	158
Custody	116,565	75,519
Shareholder reports	91,465	32,301
Administrative and office facilities	34,774	16,879
Audit	25,321	25,230
Shareholder servicing	25,045	21,709
Trustees’ fees	20,695	10,272
Legal	4,899	2,378
Registration	3,375	2,503
Other expenses	19,880	11,022

Total expenses	6,372,061	2,576,899
Compensating balance credits	(20,164)	(8,507)
Fees waived by distributor	(321)	(158)
Expenses reimbursed by investment adviser – Service Class	(8,792)	(8,941)

Net expenses	6,342,784	2,559,293

Net investment income (loss)	(438,651)	180,298

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency	61,308,861	15,832,811
Net change in unrealized appreciation (depreciation) on investments and foreign currency	27,296,223	16,638,306

Net realized and unrealized gain (loss) on investments and foreign currency	88,605,084	32,471,117

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$88,166,433	$32,651,415

24 | ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net					Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

MICRO-CAP PORTFOLIO – INVESTMENT CLASS
2006	$12.57	$0.01	$2.63	$2.64	$(0.03)	$(0.78)	$(0.81)	$14.40	21.07%	$561,257	1.32%	1.31%	1.31%	(0.09)%	41%
2005	11.50	(0.05)	1.38	1.33	(0.06)	(0.20)	(0.26)	12.57	11.61%	384,069	1.33%	1.33%	1.33%	(0.51)%	38%
2004	10.90	(0.09)	1.58	1.49	–	(0.89)	(0.89)	11.50	13.85%	345,499	1.34%	1.34%	1.34%	(0.78)%	38%
2003	7.60	(0.08)	3.80	3.72	–	(0.42)	(0.42)	10.90	49.16%	249,652	1.36%	1.36%	1.35%	(0.84)%	41%
2002	9.00	(0.08)	(1.08)	(1.16)	–	(0.24)	(0.24)	7.60	(12.87)%	133,944	1.38%	1.38%	1.35%	(0.88)%	27%
MICRO-CAP PORTFOLIO – SERVICE CLASS (a)
2006	$14.90	$(0.04)	$0.34	$0.30	$(0.02)	$(0.79)	$(0.81)	$14.39	2.06%**	$1,262	8.67%*	8.67%*	1.58%*	0.16%*	41%
SMALL-CAP PORTFOLIO – INVESTMENT CLASS
2006	$9.67	$0.00	$1.51	$1.51	$(0.01)	$(0.50)	$(0.51)	$10.67	15.57%	$274,089	1.08%	1.08%	1.08%	0.08%	54%
2005	9.00	0.01	0.76	0.77	–	(0.10)	(0.10)	9.67	8.56%	187,039	1.11%*	1.11%	1.11%*	0.11%*	45%
2004	7.59	(0.05)	1.93	1.88	–	(0.47)	(0.47)	9.00	24.95%	110,911	1.14%	1.14%	1.14%	(0.62)%	47%
2003	5.71	(0.04)	2.38	2.34	–	(0.46)	(0.46)	7.59	41.10%	57,391	1.21%	1.21%	1.21%	(0.55)%	70%
2002	6.66	(0.05)	(0.87)	(0.92)	–	(0.03)	(0.03)	5.71	(13.81)%	18,190	1.87%	1.87%	1.35%	(0.80)%	53%
SMALL-CAP PORTFOLIO – SERVICE CLASS (a)
2006	$10.85	$(0.01)	$0.33	$0.32	–	$(0.50)	$(0.50)	$10.67	2.94%**	$103	15.77%*	15.77%*	1.36%*	(0.12)%*	54%

(a)	The Class commenced operations on May 2, 2006.
*	Annualized.
**	Not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO SHAREHOLDERS | 25

NOTES TO FINANCIAL STATEMENTS

Summary of Significant Accounting Policies:
Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.
Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, compensating balance credits and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Foreign Currency:
The Funds do not isolate that portion of the results of operations which result from changes in foreign exchange rates on investments from the portion arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains and losses on investments.
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at fiscal year end, as a result of changes in the exchange rates.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded on the ex-dividend date at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to the Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distribution in accordance with the agreement.

Compensating Balance Credits:
The Fund has arrangements with its custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments.

Distributions and Taxes:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Repurchase Agreements:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve

26 | ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO SHAREHOLDERS

certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Securities Lending:
The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

Line of Credit:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the year ended December 31, 2006.

New Accounting Pronouncements:
On July 13, 2006, the Financial Accounting Standards Board (“FASB”)

released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required to be implemented no later than the Fund’s June 29, 2007 NAV calculation and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Fund’s financial statements.

Capital Share Transactions (In Shares):

			Shares issued for		Shares		Net increase (decrease) in
	Shares sold		reinvestment of distributions		redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05

Micro-Cap Portfolio

Investment Class	12,072,766	5,712,620	2,086,439	627,942	(5,736,206)	(5,844,926)	8,422,999	495,636
Service Class	85,242		2,536		(87)		87,691

Small-Cap Portfolio

Investment Class	9,674,258	8,192,874	1,135,871	194,499	(4,474,336)	(1,376,051)	6,335,793	7,011,322
Service Class	9,217		431		–		9,648

Investment Adviser and Distributor:
Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.0% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to reimburse expenses to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.58% and 1.36% for the Service Classes of Micro-Cap Portfolio and Small-Cap Portfolio, respectively, through December 31, 2006. For the year ended December 31, 2006, Micro-Cap Portfolio recorded advisory fees of $6,029,721 and Small-Cap Portfolio recorded advisory fees of $2,378,928.
Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the year ended December 31, 2006, Micro-Cap Portfolio-Service Class recorded net distribution fees of $0 and Small-Cap Portfolio-Service Class recorded distribution fees of $0.

ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO SHAREHOLDERS | 27

NOTES TO FINANCIAL STATEMENTS (Continued)

Purchases and Sales of Investment Securities:
For the year ended December 31, 2006, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales

Micro-Cap Portfolio	$223,011,913	$165,916,538
Small-Cap Portfolio	$164,247,416	$117,951,523

Class Specific Expenses:
Class specific expenses were as follows:

					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser

Micro-Cap Portfolio - Investment Class	$–	$16,727	$90,633	$3,355	$(14,913)	$95,802	–
Micro-Cap Portfolio - Service Class	0	8,318	832	20	(3)	9,167	$8,792
	$0	$25,045	$91,465	$3,375	$(14,916)
Small-Cap Portfolio - Investment Class	$–	$13,391	$31,490	$2,500	$(7,279)	$40,102	–
Small-Cap Portfolio - Service Class	0	8,318	811	3	(3)	9,129	$8,941
	$0	$21,709	$32,301	$2,503	$(7,282)

Tax Information:
At December 31, 2006, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Micro-Cap Portfolio	$560,862,688	$96,758,140	$119,301,265	$22,543,125
Small-Cap Portfolio	235,614,566	39,706,054	44,087,618	4,381,564

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

Distributions during the years ended December 31, 2006 and 2005 were characterized as follows for tax purposes:

	Ordinary Income		Long-term Capital Gains

	2006	2005	2006	2005

Micro-Cap Portfolio	$5,266,296	$4,990,459	$24,564,233	$2,852,541
Small-Cap Portfolio	4,106,981	791,072	8,017,367	1,124,746

The tax basis components of distributable earnings at December 31, 2006 were as follows:

		Undistributed	Net Unrealized	Total
	Undistributed	Long-term	Appreciation	Distributable
	Ordinary Income	Capital Gains	(Depreciation)*	Earnings

Micro-Cap Portfolio	$24,772,586	$38,176,061	$96,756,822	$159,705,469
Small-Cap Portfolio	5,379,803	10,622,773	39,705,998	55,708,574

*Includes tax timing differences due to adjustments for tax.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book / tax differences. For the year ended December 31, 2006, the funds recorded the following permanent reclassifications, which relate primarily to the foreign currency transactions and gains and losses from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital

Micro-Cap Portfolio	$7,673,344	$(7,673,344)	$–
Small-Cap Portfolio	(49)	49	–

28 | ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO SHAREHOLDERS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Royce Capital Fund and the Shareholders of
Royce Capital Fund – Micro-Cap Portfolio and Royce Capital Fund – Small-Cap Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of changes in net assets and of operations and the financial highlights present fairly, in all material respects, the financial position of Royce Capital Fund-Micro-Cap Portfolio and Royce Capital Fund-Small-Cap Portfolio (constituting Royce Capital Fund, hereafter referred to as the “Fund”) at December 31, 2006, the changes in each of their net assets for the two years in the period then ended, the results of each of their operations for the year then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 23, 2007

ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO SHAREHOLDERS | 29

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2006 and held for the entire six-month period ended December 31, 2006. Service Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform.

Actual Expenses
The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2006 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				HYPOTHETICAL
	ACTUAL			(5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/06	12/31/06	Period (1)	7/1/06	12/31/06	Period (1)	Ratio (2)

Investment Class
Micro-Cap Portfolio	$1,000.00	$1,087.04	$6.89	$1,000.00	$1,018.60	$6.67	1.31%
Small-Cap Portfolio	1,000.00	1,104.29	5.68	1,000.00	1,019.81	5.45	1.07%

Service Class
Micro-Cap Portfolio	1,000.00	1,086.17	8.31	1,000.00	1,017.24	8.03	1.58%
Small-Cap Portfolio	1,000.00	1,103.67	7.21	1,000.00	1,018.35	6.92	1.36%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days (to reflect the half year period). This information does not include fees or expenses of the variable annuity contracts or retirement plans investing in the Fund.
(2)	Annualized expense ratio used to derive figures in the table based on the most recent fiscal half year.

FEDERAL TAX INFORMATION

In January 2007, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2006, if applicable.

2006 Supplemental Tax Information:

				Long-Term Capital
		% U. S. Govt	% Income Qualifying	Gain Distribution or
FUND	% QDI	Income	for DRD	Maximum Allowable (000’s)

Micro-Cap Portfolio	24.95%	N/A	25.45%	24,564
Small-Cap Portfolio	24.22%	N/A	39.76%	8,017

Definitions:

% QDI: Qualified Dividend Income; % of Net Investment Income and/or Short Term Capital Gains distributions that qualify for treatment at Long-Term Capital Gain rates.
% US Govt Income: % of Investment Income Paid from US Government Obligations.
% Income Qualifying for DRD: % of Investment Income eligible for the Corporate Dividend Received Deduction.

30 | ROYCE CAPITAL FUND 2006 ANNUAL REPORT TO SHAREHOLDERS

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POSTSCRIPT

Thirteen Ways of Looking at a Small-Cap

Not all of our investment staff took “Modern Poetry” during our college days. And of those who did, not everyone paid as much attention as perhaps he or she should have. However, one member of our staff recalled a favorite poem from those days, “Thirteen Ways of Looking at a Blackbird” by the American poet Wallace Stevens. He was thinking of Stevens’s poem in the context of the terrific run enjoyed by small-caps over the last several years, and especially value stocks, versus some of our own portfolios’ performances. How do some small-cap value portfolios underperform in a banner year for small-cap value? Much of the answer obviously lies with relatively subpar stock picking. However, part of the answer also rests with the multiple ways that value is currently defined, which brings to mind the poem’s examination of thirteen perspectives on a blackbird being equally worthwhile, each worth seeing in its own light.
As our investment staff has grown, our firm’s idea of what constitutes value in the small-cap world has expanded as well. We have noticed a similar enlargement in the wider financial world. Today, there are many ways of looking at small-cap stocks, far more than thirteen, even if one limits the search to include only value approaches. Some of the best known come from outside asset management. Morningstar, for example, uses a formula that puts half the weight for what defines a value stock on price-to-earnings (P/E) ratio. Several other traditional metrics fill out the other half. Frank Russell Company—home of our small-cap benchmark, the Russell 2000—uses an algorithm that also makes extensive use of P/E ratios in divvying up the small-cap universe into value and growth styles. Each company’s criteria are perfectly valid and useful tools to identify value stocks. We think that they are particularly valuable when looking at past performance and in examining historical trends for certain metrics within small-cap. In fact, we use them in these contexts all the time. However, their respective methodologies do not always coincide with the habits and practices of value-oriented portfolio managers such as ourselves.
For example, nearly all of our managers use P/E ratios as part of their research and evaluation process —yet none of them gives it the same sizeable emphasis as Morningstar. In addition, while businesses experiencing a slowdown or cessation of earnings have traditionally been a happy hunting ground for value seekers—and not just here at Royce—these companies would not necessarily appear on the radar of someone looking for value stocks based primarily on P/E ratio. More importantly, we believe that earnings are vitally important, but there are other factors, such as the balance sheet and a firm’s cash flow characteristics, that we find equally important. Indeed, one of the reasons that balance sheet analysis—or, in the case of Buzz Zaino, price-to-book and price-to-sales ratio analysis—is so critical to our selection process is because of the vital role that assets play in a business’s ability to rebound from a period of poor or non-existent earnings. (In Buzz’s view, the combination of a company’s book value and sales levels, as each relates to stock price, performs a similar function as a catalyst for positive earnings.)
At the end of the day, there may not be a single label that best describes what we do. The talented members of our investment staff share a broad general outlook of looking for what they deem to be terrific smaller companies trading at attractive prices, but they differ greatly in the particular way that each selects stocks. Any single rubric would neglect crucial elements in our overall portfolio process. We’re contrarians to the degree that our managers are looking in those areas of the market that are out of favor, but that does not tell enough of the story. Most of our managers share a passion for quality—companies with superb business fundamentals such as strong balance sheets, established records of earnings and the proven ability to generate free cash flow—yet some are more than happy to risk buying less quality in exchange for what they see as superb turnaround potential.
And on it goes. We could never say it as poetically as Stevens, but we’re confident that our Funds’ long-term records, including seven portfolios with more than 10 years of history, exemplify the idea that there are many ways of finding profitable value in smaller stocks. Even if we can’t come up with a single word that says it perfectly.

THIS PAGE IS NOT PART OF THE 2006 ANNUAL REPORT TO SHAREHOLDERS

The RoyceFunds

Wealth Of Experience
With approximately $28 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes six other Portfolio Managers, as well as 10 assistant portfolio managers and analysts, and six traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $113 million invested in The Royce Funds.

Advisor Services/Contact Information Ed Coyne, Director of Sales ed@roycenet.com (800) 597-6923 or (212) 508-4552

This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.
RCF-REP-1206

Item 2: Code(s) of Ethics – As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3: Audit Committee Financial Expert –

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman was designated by the Board of Trustees as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2006 - $15,370
Year ended December 31, 2005 - $12,895

(b)	Audit-Related Fees:
Year ended December 31, 2006 - $0
Year ended December 31, 2005 - $0

(c)	Tax Fees:
Year ended December 31, 2006 - $4,910 – Preparation of tax returns and excise tax review
Year ended December 31, 2005 - $3,816 – Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2006 - $0
Year ended December 31, 2005 - $0

(e)(1)         Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

                  If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

                  Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2006 - $0
Year ended December 31, 2005 - $3,816

(h)	No such services were rendered during 2006 or 2005.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12: Exhibits attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: March 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND	ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: March 5, 2007		Date: March 5, 2007